Shareholders' Equity	6 Months Ended
Jun. 30, 2023
Shareholders' Equity [Abstract]
SHAREHOLDERS’ EQUITY

NOTE 4:- SHAREHOLDERS’ EQUITY

a.	On December 20, 2022, the Company closed an underwritten public offering with gross proceeds to the Company of $8,000,000, before deducting underwriting discounts and other expenses payable by the Company. The offering consisted of 1,600,000 units and pre-funded units. Each unit consisted of one American Depositary Share (“ADS”) and two warrants, each to purchase one ADS, and each pre-funded unit consisted of one pre-funded warrant to purchase one ADS and two warrants each to purchase one ADS. One of the warrants will expire three years from the date of issuance, and the other warrant will expire one year from the date of issuance and may be exercised for half an ADS on or prior to six (6) months following the original issuance for no additional consideration. Each ADS (or pre-funded warrant) was sold together with two warrants at a combined purchase price of $5.00 per unit (or $4.99 per pre-funded unit after reducing $0.01 attributable to the exercise price of the pre-funded warrants). Each ADS represents 400 of our ordinary shares, no par value per share. The Company received a net sum of $7,231 after deduction of underwriter discounts and issuance expenses of $769. The warrants were classified as liabilities, initially and subsequently measured at fair value through earnings pursuant to ASC 480 as the warrants are not considered indexed to the Company’s own shares.

b.	On January 5, 2023, the Company issued 810,000 ADSs (324,000,000 shares) as a result of warrant exercises.

c.	During June, 2023, the Company issued 350,038 ADSs (140,015,200 shares) as a result of warrant exercises.